FUND B

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Separate Account Fund B

Supplement Dated October 30, 2020

to the

Prospectus Dated May 1, 2003

This Supplement modifies certain information in the prospectus dated May 1, 2003 for the Fund B variable annuity. Please read this Supplement carefully and retain it for future reference. Capitalized terms not otherwise defined in this Supplement have the same meaning given to them in the prospectus. Except as modified in this Supplement, all other terms and information in the prospectus remain unchanged.

Effective October 30, 2020, (the “Closure Date”) based on changes to the underlying fund portfolio, the TA WMC US Growth subaccount will be closed to new investments.

“Closed to new investments” means you cannot allocate additional amounts (either through transfers or additional premiums) to the Subaccount after the Closure Date. However, any assets allocated to the Subaccount as of the Closure Date may remain.

Please note: If you have given us allocation instructions for premium payments or other purposes directing us to invest in the Subaccount, you need to provide us with new instructions for amounts that would have otherwise gone into the Subaccount.

If you do not provide new instructions transfers will not be processed and new instructions will be required.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Fund B dated May 1, 2003